FBL FINANCIAL GROUP, INC.
INVESTOR SUPPLEMENT
2015 First Quarter

Corporate Headquarters	FBL Financial Group, Inc.
5400 University Avenue
West Des Moines, Iowa 50266-5997
(515) 225-5400
Financial Inquiries	For more information contact:
Jim Brannen
Chief Executive Officer
Jim.Brannen@FBLFinancial.com
(515) 225-5631

Don Seibel
Chief Financial Officer
Don.Seibel@FBLFinancial.com
(515) 226-6399

Kathleen Till Stange
Vice President Corporate & Investor Relations
Kathleen.TillStange@FBLFinancial.com
(515) 226-6780
Internet Information	FBL Financial Group, Inc.
www.fblfinancial.com
Stock Symbol	NYSE: FFG
Transfer Agent	American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219
http://www.amstock.com

NOTE 1: In addition to net income, we have consistently used operating income, a non-GAAP financial measure common in the life insurance industry, as a primary economic measure to evaluate our financial performance. Operating income for the periods presented equals net income adjusted to eliminate the impact of realized gains and losses on investments and changes in net unrealized gains and losses on derivatives.

We use operating income, in addition to net income, to measure our performance since realized gains and losses on investments and the change in net unrealized gains and losses on derivatives can fluctuate greatly from quarter to quarter. These fluctuations make it difficult to analyze core operating trends. A view of our operating performance without the impact of these items enhances the analysis of our results. We use operating income for goal setting, determining short-term incentive compensation and evaluating performance on a basis comparable to that used by many in the investment community.

NOTE 2: Certain financial information presented herein may not add due to rounding.

FBL Financial Group, Inc.
Consolidated Balance Sheets (Unaudited)
(Dollars in thousands)

	March 31, 2015	December 31, 2014
Assets
Investments:
Fixed maturities - available for sale, at fair value (amortized cost: 2015 - $6,180,490; 2014 - $6,111,433)	$6,833,252	$6,700,698
Equity securities - available for sale, at fair value (cost: 2015 - $115,127; 2014 - $107,410)	122,355	112,623
Mortgage loans	673,311	629,296
Real estate	3,613	3,622
Policy loans	182,432	182,502
Short-term investments	23,262	48,585
Other investments	3,400	3,644
Total investments	7,841,625	7,680,970

Cash and cash equivalents	44,276	76,632
Securities and indebtedness of related parties	130,375	129,872
Accrued investment income	83,187	76,445
Amounts receivable from affiliates	3,542	2,666
Reinsurance recoverable	106,916	101,247
Deferred acquisition costs	204,699	220,760
Value of insurance in force acquired	22,015	22,497
Other assets	75,950	70,286
Assets held in separate accounts	688,194	683,033

Total assets	$9,200,779	$9,064,408

FBL Financial Group, Inc.
Consolidated Balance Sheets (Continued)
(Dollars in thousands)

	March 31, 2015	December 31, 2014
Liabilities and stockholders' equity
Liabilities:
Future policy benefits:
Interest sensitive products	$4,621,780	$4,543,980
Traditional life insurance and accident and health products	1,597,322	1,581,138
Other policy claims and benefits	41,069	34,895
Supplementary contracts without life contingencies	337,733	341,955
Advance premiums and other deposits	258,963	248,679
Amounts payable to affiliates	274	188
Long-term debt payable to non-affiliates	97,000	97,000
Current income taxes	4,309	2,764
Deferred income taxes	223,573	205,698
Other liabilities	81,474	72,196
Liabilities related to separate accounts	688,194	683,033
Total liabilities	7,951,691	7,811,526

Stockholders' equity:
FBL Financial Group, Inc. stockholders' equity:
Preferred stock, without par value, at liquidation value - authorized 10,000,000 shares, issued and outstanding 5,000,000 Series B shares	3,000	3,000
Class A common stock, without par value - authorized 88,500,000 shares, issued and outstanding 24,785,471 in 2015 and 24,703,903 shares in 2014	147,307	144,625
Class B common stock, without par value - authorized 1,500,000 shares, issued and outstanding 11,413 shares in 2015 and 2014	72	72
Accumulated other comprehensive income	287,828	258,410
Retained earnings	810,850	846,737
Total FBL Financial Group, Inc. stockholders' equity	1,249,057	1,252,844
Noncontrolling interest	31	38
Total stockholders' equity	1,249,088	1,252,882
Total liabilities and stockholders' equity	$9,200,779	$9,064,408

FBL Financial Group, Inc.
Consolidated Statements of Comprehensive Income (Unaudited)
(Dollars in thousands, except per share data)

	Three months ended March 31,
	2015	2014
Revenues:
Interest sensitive product charges	$28,121	$27,091
Traditional life insurance premiums	47,148	45,492
Net investment income	98,773	92,631
Net realized capital losses on sales of investments	(366)	(540)
Other income	4,270	3,861
Total revenues	177,946	168,535

Benefits and expenses:
Interest sensitive product benefits	55,808	53,380
Traditional life insurance benefits	45,709	41,497
Policyholder dividends	2,961	3,345
Underwriting, acquisition and insurance expenses	35,541	33,444
Interest expense	1,212	1,212
Other expenses	4,530	4,128
Total benefits and expenses	145,761	137,006
	32,185	31,529
Income taxes	(10,384)	(10,228)
Equity income, net of related income taxes	1,769	1,648
Net income	23,570	22,949
Net loss attributable to noncontrolling interest	21	43
Net income attributable to FBL Financial Group, Inc.	$23,591	$22,992

Comprehensive income attributable to FBL Financial Group, Inc.	$53,009	$92,472

Earnings per common share	$0.95	$0.92
Earnings per common share - assuming dilution	$0.94	$0.91

Cash dividends per common share	$0.40	$0.35
Special cash dividend per common share	$2.00	$—

FBL Financial Group, Inc.
Consolidated Statements of Operating Income
(Dollars in thousands, except per share data)

	Q1 2014	Q2 2014	Q3 2014	Q4 2014	Q1 2015
Operating revenues:
Interest sensitive product charges	$27,091	$27,361	$27,633	$27,686	$28,121
Traditional life insurance premiums	45,492	47,444	45,020	45,344	47,148
Net investment income	92,321	93,772	95,375	98,344	98,935
Other income	3,861	3,011	4,023	3,954	4,270
Total operating revenues	168,765	171,588	172,051	175,328	178,474

Benefits and expenses:
Interest sensitive product benefits	53,501	51,767	52,647	53,193	55,825
Traditional life insurance benefits	41,497	41,991	38,371	41,013	45,709
Policyholder dividends	3,345	2,907	2,834	2,926	2,961
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	5,653	6,186	6,227	4,790	6,137
Amortization of deferred acquisition costs	7,947	6,633	8,674	9,746	8,458
Amortization of value of insurance in force acquired	449	694	564	1,786	581
Other underwriting expenses	19,364	21,343	19,427	18,465	20,532
Total underwriting, acquisition and insurance expenses	33,413	34,856	34,892	34,787	35,708
Interest expense	1,212	1,086	1,197	1,212	1,212
Other expenses	4,128	4,383	3,488	4,446	4,530
Total benefits and expenses	137,096	136,990	133,429	137,577	145,945
	31,669	34,598	38,622	37,751	32,529
Income taxes	(10,276)	(10,999)	(12,158)	(12,341)	(10,504)
Net loss attributable to noncontrolling interest	43	17	7	5	21
Equity income, net of related income taxes	1,648	2,531	2,992	2,932	1,769
Operating income	23,084	26,147	29,463	28,347	23,815

Realized gains/losses on investments, net of offsets	(328)	1,737	597	(220)	(247)
Change in net unrealized gains/losses on derivatives, net of offsets	236	758	99	21	23
Net income attributable to FBL Financial Group, Inc.	$22,992	$28,642	$30,159	$28,148	$23,591

Operating income per common share - assuming dilution	$0.92	$1.05	$1.18	$1.13	$0.95
Earnings per common share - assuming dilution	$0.91	$1.14	$1.21	$1.13	$0.94

Weighted average common shares outstanding (in thousands):
Basic	24,937	24,835	24,858	24,830	24,899
Effect of dilutive securities	180	148	131	132	110
Diluted	25,117	24,983	24,989	24,962	25,009

Operating return on equity, excluding AOCI - last twelve months	10.8%	10.8%	11.1%	11.2%	11.2%
Operating return on equity, including AOCI - last twelve months	9.0%	9.1%	9.3%	9.2%	8.9%

FBL Financial Group, Inc.
Segment Information

We analyze operations by reviewing financial information regarding our primary products that are aggregated into the Annuity and Life Insurance product segments. In addition, our Corporate and Other segment includes various support operations, corporate capital and other product lines that are not currently underwritten by the Company.

The Annuity segment primarily consists of fixed rate annuities and supplementary contracts (some of which involve life contingencies). Fixed rate annuities provide for tax-deferred savings and supplementary contracts provide for the systematic repayment of funds that accumulate interest. Fixed rate annuities consist primarily of flexible premium deferred annuities, but also include single premium deferred and immediate contracts. With fixed rate annuities, we bear the underlying investment risk and credit interest to the contracts at rates we determine, subject to interest rate guarantees. The annuity segment also includes index annuities. With index annuity products, we bear the underlying investment risk and credit interest in an amount equal to a percentage of the gain in a specified market index, subject to minimum guarantees.

The Life Insurance segment consists of whole life, term life and universal life policies. These policies provide benefits upon the death of the insured and may also allow the customer to build cash value on a tax-deferred basis.

The Corporate and Other segment consists of the following corporate items and products/services that do not meet the quantitative threshold for separate segment reporting:

•	investments and related investment income not specifically allocated to our product segments;
•	interest expense;
•	closed blocks of variable annuity, variable universal life insurance and accident and health insurance products;
•	advisory services for the management of investments and other companies;
•	marketing and distribution services for the sale of mutual funds and insurance products not issued by us; and
•	leasing services, primarily with affiliates.

We analyze our segment results based on pre-tax operating income. Accordingly, income taxes are not allocated to the segments. In addition, operating results are reported net of transactions between the segments.

FBL Financial Group, Inc.
Consolidating Statements of Pre-tax Operating Income

Quarter Ended March 31, 2015	Annuity	Life Insurance	Corporate & Other	Consolidated
	(Dollars in thousands)
Operating revenues:
Interest sensitive product charges	$613	$15,905	$11,603	$28,121
Traditional life insurance premiums	—	47,148	—	47,148
Net investment income	52,146	39,044	7,745	98,935
Other income	—	(87)	4,357	4,270
Total operating revenues	52,759	102,010	23,705	178,474

Benefits and expenses:
Interest sensitive product benefits	27,453	20,700	7,672	55,825
Traditional life insurance benefits	—	45,709	—	45,709
Policyholder dividends	—	2,961	—	2,961
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	546	4,627	964	6,137
Amortization of deferred policy acquisition costs	2,729	3,966	1,763	8,458
Amortization of value of insurance in force acquired	202	379	—	581
Other underwriting expenses	4,741	13,883	1,908	20,532
Total underwriting, acquisition and insurance expenses	8,218	22,855	4,635	35,708
Interest expense	—	—	1,212	1,212
Other expenses	—	—	4,530	4,530
Total benefits and expenses	35,671	92,225	18,049	145,945
	17,088	9,785	5,656	32,529
Net loss attributable to noncontrolling interest	—	—	21	21
Equity loss, before tax	—	—	(2,181)	(2,181)
Pre-tax operating income	$17,088	$9,785	$3,496	$30,369

FBL Financial Group, Inc.
Consolidating Statements of Pre-tax Operating Income (Continued)

Quarter Ended March 31, 2014	Annuity	Life Insurance	Corporate & Other	Consolidated
	(Dollars in thousands)
Operating revenues:
Interest sensitive product charges	$554	$14,760	$11,777	$27,091
Traditional life insurance premiums	—	45,492	—	45,492
Net investment income	49,025	35,650	7,646	92,321
Other income	—	(85)	3,946	3,861
Total operating revenues	49,579	95,817	23,369	168,765

Benefits and expenses:
Interest sensitive product benefits	26,755	19,412	7,334	53,501
Traditional life insurance benefits	—	41,497	—	41,497
Policyholder dividends	—	3,345	—	3,345
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	454	4,152	1,047	5,653
Amortization of deferred acquisition costs	2,461	3,831	1,655	7,947
Amortization of value of insurance in force acquired	143	306	—	449
Other underwriting expenses	4,319	13,182	1,863	19,364
Total underwriting, acquisition and insurance expenses	7,377	21,471	4,565	33,413
Interest expense	—	—	1,212	1,212
Other expenses	—	—	4,128	4,128
Total benefits and expenses	34,132	85,725	17,239	137,096
	15,447	10,092	6,130	31,669
Net loss attributable to noncontrolling interest	—	—	43	43
Equity loss, before tax	—	—	(1,580)	(1,580)
Pre-tax operating income	$15,447	$10,092	$4,593	$30,132

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income
Annuity Segment

	Q1 2014	Q2 2014	Q3 2014	Q4 2014	Q1 2015
Pre-tax Operating Income		(Dollars in thousands)

Operating revenues:
Interest sensitive product charges	$554	$511	$327	$535	$613
Net investment income	49,025	48,985	50,743	52,797	52,146
Total operating revenues	49,579	49,496	51,070	53,332	52,759

Benefits and expenses:
Interest sensitive product benefits	26,755	26,047	25,896	26,971	27,453
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	454	562	560	463	546
Amortization of deferred acquisition costs	2,461	2,740	2,685	2,591	2,729
Amortization of value of insurance in force acquired	143	583	183	1,405	202
Other underwriting expenses	4,319	4,915	4,775	3,913	4,741
Total underwriting, acquisition and insurance expenses	7,377	8,800	8,203	8,372	8,218
Total benefits and expenses	34,132	34,847	34,099	35,343	35,671
Pre-tax operating income	$15,447	$14,649	$16,971	$17,989	$17,088

Selected balance sheet data, securities at amortized cost:
Assets:
Investments	$3,713,165	$3,803,609	$3,821,291	$3,851,301	$3,937,926
Deferred acquisition costs	82,901	82,838	82,926	82,778	83,295
Value of insurance in force acquired	8,224	7,631	7,449	6,044	5,841

Liabilities and equity:
Liabilities:
Interest sensitive product reserves	$3,232,193	$3,271,567	$3,310,214	$3,370,109	$3,437,635
Other insurance reserves	375,232	375,869	372,840	372,244	368,921
Allocated equity, excluding AOCI	266,949	269,910	272,546	276,934	255,039

Other data:
Number of direct contracts	53,179	53,132	52,938	52,938	52,738

Portfolio yield net of assumed defaults	5.07%	5.00%	4.97%	4.94%	4.92%
Credited rate	2.97	2.88	2.88	2.87	2.85
Spread on fixed annuities at end of quarter (1)	2.10%	2.12%	2.09%	2.07%	2.07%

Interest sensitive reserve activity:
Individual deferred annuity reserve:
Balance, beginning of period	$2,460,609	$2,508,669	$2,549,318	$2,584,236	$2,609,792
Deposits	85,207	81,167	65,482	56,322	73,480
Withdrawals, surrenders and death benefits	(43,079)	(46,974)	(37,656)	(38,551)	(47,920)
Net flows	42,128	34,193	27,826	17,771	25,560

Policyholder interest	17,946	17,875	17,574	18,830	18,650
Annuitizations and other	(12,014)	(11,419)	(10,482)	(11,045)	(12,622)
Balance, end of period	2,508,669	2,549,318	2,584,236	2,609,792	2,641,380
Other interest sensitive reserves	723,524	722,249	725,978	760,317	796,255
Total interest sensitive product reserves	$3,232,193	$3,271,567	$3,310,214	$3,370,109	$3,437,635

(1)	Point-in-time spread at the balance sheet date used by management for decision making, which differs from the spread earned during the reporting period disclosed in the Form 10Q or 10K.

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income
Life Insurance Segment

	Q1 2014	Q2 2014	Q3 2014	Q4 2014	Q1 2015
Pre-tax Operating Income		(Dollars in thousands)

Operating revenues:
Interest sensitive product charges	$14,760	$15,335	$15,653	$15,549	$15,905
Traditional life insurance premiums	45,492	47,444	45,020	45,344	47,148
Net investment income	35,650	36,137	37,350	37,212	39,044
Other income	(85)	(79)	(88)	(85)	(87)
Total operating revenues	95,817	98,837	97,935	98,020	102,010

Benefits and expenses:
Interest sensitive product benefits:
Interest credited	8,002	8,100	8,348	8,038	8,185
Death benefits and other	11,410	11,041	11,847	9,183	12,515
Total interest sensitive product benefits	19,412	19,141	20,195	17,221	20,700
Traditional life insurance benefits:
Death benefits	19,754	18,260	14,120	16,853	24,375
Surrender and other benefits	9,009	7,200	7,025	7,343	7,282
Increase in traditional life future policy benefits	12,734	16,531	17,226	16,817	14,052
Total traditional life insurance benefits	41,497	41,991	38,371	41,013	45,709
Policyholder dividends	3,345	2,907	2,834	2,926	2,961
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	4,152	4,873	4,753	3,676	4,627
Amortization of deferred acquisition costs	3,831	3,279	3,776	4,708	3,966
Amortization of value of insurance in force acquired	306	111	381	381	379
Other underwriting expenses	13,182	14,654	13,002	13,170	13,883
Total underwriting, acquisition and insurance expenses	21,471	22,917	21,912	21,935	22,855
Total benefits and expenses	85,725	86,956	83,312	83,095	92,225
Pre-tax operating income	$10,092	$11,881	$14,623	$14,925	$9,785

Selected balance sheet data, securities at amortized cost:
Assets:
Investments	$2,526,787	$2,569,762	$2,584,470	$2,620,522	$2,659,002
Deferred acquisition costs	219,974	224,374	227,849	232,020	235,395
Value of insurance in force acquired	21,266	21,154	20,773	20,392	20,013

Liabilities and equity:
Liabilities:
Interest sensitive reserves	$787,436	$801,942	$813,652	$824,964	$834,736
Other insurance reserves	1,695,142	1,715,370	1,735,299	1,750,822	1,778,288
Allocated equity, excluding AOCI	290,063	295,783	301,323	307,062	321,009

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income
Life Insurance Segment (Continued)

	Q1 2014	Q2 2014	Q3 2014	Q4 2014	Q1 2015
		(Dollars in thousands)
Other data:
Number of direct policies - traditional life	359,299	360,008	360,695	362,519	364,134
Number of direct policies - universal life	61,219	61,526	61,800	62,020	62,147
Direct face amounts - traditional life	$43,359,093	$44,033,818	$44,605,483	$45,294,950	$46,059,311
Direct face amounts - universal life	$6,235,767	$6,322,240	$6,382,181	$6,435,869	$6,474,505

Portfolio yield net of assumed defaults	5.47%	5.43%	5.40%	5.35%	5.27%
Credited rate	3.93	3.94	3.86	3.86	3.81
Spread on universal life at end of quarter (1)	1.54%	1.49%	1.54%	1.49%	1.46%

Interest sensitive reserve activity:
Balance, beginning of period	$774,614	$787,436	$801,942	$813,652	$824,964
Deposits	27,289	28,116	23,853	23,550	24,959
Withdrawals and surrenders	(6,541)	(5,658)	(4,578)	(5,001)	(6,131)
Net flows	20,748	22,458	19,275	18,549	18,828

Policyholder interest	7,370	7,416	7,573	7,392	7,477
Policy charges	(15,631)	(15,943)	(16,041)	(16,081)	(16,553)
Benefits and other	335	575	903	1,452	20
Balance, end of period	$787,436	$801,942	$813,652	$824,964	$834,736

(1)
Point-in-time spread at the balance sheet date used by management for decision making with universal life (excluding products with a secondary guarantee) differs from the spread earned during the reporting period disclosed in the Form 10Q or 10K.

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income
Corporate and Other

	Q1 2014	Q2 2014	Q3 2014	Q4 2014	Q1 2015
Pre-tax Operating Income		(Dollars in thousands)

Operating revenues:
Interest sensitive product charges	$11,777	$11,515	$11,653	$11,602	$11,603
Net investment income	7,646	8,650	7,282	8,335	7,745
Other income	3,946	3,090	4,111	4,039	4,357
Total operating revenues	23,369	23,255	23,046	23,976	23,705

Benefits and expenses:
Interest sensitive product benefits	7,334	6,579	6,556	9,001	7,672
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	1,047	751	914	651	964
Amortization of deferred acquisition costs	1,655	614	2,213	2,447	1,763
Other underwriting expenses	1,863	1,774	1,650	1,382	1,908
Total underwriting, acquisition and insurance expenses	4,565	3,139	4,777	4,480	4,635
Interest expense	1,212	1,086	1,197	1,212	1,212
Other expenses	4,128	4,383	3,488	4,446	4,530
Total benefits and expenses	17,239	15,187	16,018	19,139	18,049
	6,130	8,068	7,028	4,837	5,656
Net loss attributable to noncontrolling interest	43	17	7	5	21
Equity loss, before tax	(1,580)	(1,119)	(246)	(325)	(2,181)
Pre-tax operating income	$4,593	$6,966	$6,789	$4,517	$3,496

Selected balance sheet data, securities at amortized cost:
Assets:
Investments	$625,172	$595,009	$618,631	$614,669	$584,707
Deferred acquisition costs	90,434	89,814	87,725	85,506	83,937
Separate account assets	694,570	712,533	686,218	683,033	688,194

Liabilities and equity:
Liabilities:
Interest sensitive reserves	$331,594	$332,532	$333,910	$337,725	$336,598
Other insurance reserves	97,534	94,983	94,564	95,062	98,643
Separate account liabilities	694,570	712,533	686,218	683,033	688,194
Allocated equity, excluding AOCI	375,201	386,034	397,156	407,438	382,181

Rollforward of separate account balances:
Beginning separate account balance	$693,955	$694,570	$712,533	$686,218	$683,033
Net premiums	8,413	9,595	5,340	3,061	8,609
Net investment income	10,797	28,568	(11,995)	12,069	16,201
Charges, benefits and surrenders	(18,595)	(20,200)	(19,660)	(18,315)	(19,649)
Ending separate account balance	$694,570	$712,533	$686,218	$683,033	$688,194

Other data:
Number of direct contracts - variable annuity	12,735	12,493	12,287	12,128	11,936
Number of direct policies - variable universal life	44,155	43,634	43,139	42,651	42,139
Direct face amounts - variable universal life	$5,473,919	$5,418,472	$5,359,184	$5,289,986	$5,219,147

FBL Financial Group, Inc.
Deferred Acquisition Costs by Segment

	Q1 2014	Q2 2014	Q3 2014	Q4 2014	Q1 2015
		(Dollars in thousands)
Annuity
Balance - beginning of period	$82,404	$82,901	$82,838	$82,882	$82,778
Capitalization:
Commissions	2,655	2,532	2,278	2,112	2,779
Expenses	270	223	248	281	196
Deferral of sales inducements	—	48	69	71	85
Total capitalization	2,925	2,803	2,595	2,464	3,060
Amortization - operating basis, before impact of unlocking	(2,461)	(2,938)	(2,690)	(2,598)	(2,741)
Amortization - unlocking, operating basis	—	197	—	—	—
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives	33	(125)	139	30	198
Balance - end of period	$82,901	$82,838	$82,882	$82,778	$83,295

Life Insurance
Balance - beginning of period	$216,743	$219,974	$224,374	$227,849	$232,020
Capitalization:
Commissions	3,797	4,821	4,447	5,472	5,009
Expenses	3,055	2,559	2,704	3,134	2,131
Deferral of sales inducements	244	387	215	419	336
Total capitalization	7,096	7,767	7,366	9,025	7,476
Amortization - operating basis, before impact of unlocking	(3,865)	(3,427)	(3,803)	(4,255)	(4,101)
Amortization - unlocking, operating basis	—	60	—	(600)	—
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives	—	—	(88)	1	—
Balance - end of period	$219,974	$224,374	$227,849	$232,020	$235,395

Corporate and Other
Balance - beginning of period	$91,917	$90,434	$89,814	$87,725	$85,506
Capitalization:
Commissions	267	239	128	187	239
Deferral of sales inducements	2	21	10	12	20
Total capitalization	269	260	138	199	259
Amortization - operating basis, before impact of unlocking	(1,685)	(1,237)	(2,235)	(1,571)	(1,798)
Amortization - unlocking, operating basis	—	640	—	(892)	—
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives	(67)	(283)	8	45	(30)
Balance - end of period	$90,434	$89,814	$87,725	$85,506	$83,937

FBL Financial Group, Inc.
Deferred Acquisition Costs by Segment (Continued)

	Q1 2014	Q2 2014	Q3 2014	Q4 2014	Q1 2015
		(Dollars in thousands)
Total
Balance - beginning of period	$391,064	$393,309	$397,026	$398,456	$400,304
Capitalization:
Commissions	6,719	7,592	6,853	7,771	8,027
Expenses	3,325	2,782	2,952	3,415	2,327
Deferral of sales inducements	246	456	294	502	441
Total capitalization	10,290	10,830	10,099	11,688	10,795
Amortization - operating basis, before impact of unlocking	(8,011)	(7,602)	(8,728)	(8,424)	(8,640)
Amortization - unlocking, operating basis	—	897	—	(1,492)	—
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives	(34)	(408)	59	76	168
Balance - end of period	393,309	397,026	398,456	400,304	402,627
Impact of realized/unrealized gains/losses in AOCI	(105,551)	(141,844)	(148,900)	(179,544)	(197,928)
Deferred acquisition costs	$287,758	$255,182	$249,556	$220,760	$204,699

FBL Financial Group, Inc.
Collected Premiums

	Q1 2014	Q2 2014	Q3 2014	Q4 2014	Q1 2015
		(Dollars in thousands)
Annuity
Individual:
Fixed rate:
First year	$31,211	$35,166	$22,494	$15,842	$20,180
Renewal	32,374	30,110	23,581	19,677	32,014
Total fixed rate	63,585	65,276	46,075	35,519	52,194
Index annuity	21,219	17,063	19,646	20,867	21,930
Total individual	84,804	82,339	65,721	56,386	74,124
Group	1,448	2,235	2,035	3,063	2,211
Total Annuity	86,252	84,574	67,756	59,449	76,335

Life Insurance
Direct:
Universal life:
First year	10,318	11,374	7,991	6,763	6,645
Renewal	16,468	16,062	14,942	16,212	17,528
Total universal life	26,786	27,436	22,933	22,975	24,173
Participating whole life:
First year	2,513	2,673	3,173	2,905	3,113
Renewal	25,067	25,107	23,252	24,057	24,759
Total participating whole life	27,580	27,780	26,425	26,962	27,872
Term life and other:
First year	2,714	2,943	2,809	2,816	3,166
Renewal	21,455	21,317	21,192	22,139	22,892
Total term life and other	24,169	24,260	24,001	24,955	26,058
Total direct life insurance	78,535	79,476	73,359	74,892	78,103
Reinsurance	(5,697)	(5,890)	(5,702)	(6,875)	(6,888)
Total Life Insurance	72,838	73,586	67,657	68,017	71,215

Corporate and Other
Variable, net of reinsurance	19,569	18,147	13,910	14,456	18,578
Accident and health, net of reinsurance	64	40	52	226	120
Total Corporate and Other	19,633	18,187	13,962	14,682	18,698

Total collected premiums	$178,723	$176,347	$149,375	$142,148	$166,248

FBL Financial Group, Inc.
Other Information

	March 31,	June 30,	September 30,	December 31,	March 31,
	2014	2014	2014	2014	2015
		(Dollars in thousands, except per share data)

Capitalization:
Trust preferred securities, due 2047	97,000	97,000	97,000	97,000	97,000
Total debt	97,000	97,000	97,000	97,000	97,000

Preferred stock	3,000	3,000	3,000	3,000	3,000
Common stockholders' equity, excluding AOCI	932,213	951,727	971,025	991,434	958,229
Total capitalization, excluding AOCI	1,032,213	1,051,727	1,071,025	1,091,434	1,058,229

Accumulated other comprehensive income	188,547	242,334	234,361	258,410	287,828
Total capitalization, including AOCI	$1,220,760	$1,294,061	$1,305,386	$1,349,844	$1,346,057

Common shares outstanding	24,701,852	24,713,506	24,672,812	24,715,316	24,796,884

Book Value per Share:
Excluding AOCI	$37.74	$38.51	$39.36	$40.11	$38.64
Including AOCI	45.37	48.32	48.85	50.57	50.25

Debt-to-Capital Ratio:
Excluding AOCI	9.4%	9.2%	9.1%	8.9%	9.2%
Including AOCI	7.9	7.5	7.4	7.2	7.2

Debt-to-Capital Ratio with 50% Credit for Trust Preferred Securities:
Excluding AOCI	4.7%	4.6%	4.5%	4.4%	4.6%
Including AOCI	4.0	3.7	3.7	3.6	3.6

Class A Common Ownership:
Iowa Farm Bureau Federation	59.8%	59.8%	59.9%	59.7%	59.6%
Other Farm Bureau entities	6.3	6.3	6.3	6.2	6.2
Public	33.9	33.9	33.8	34.1	34.2
	100.0%	100.0%	100.0%	100.0%	100.0%

FBL Financial Group, Inc.
Other Information (Continued)

	March 31,	June 30,	September 30,	December 31,	March 31,
	2014	2014	2014	2014	2015

Quality of Fixed Maturity Securities:
AAA, AA, A	61.8%	63.5%	62.7%	63.5%	63.2%
BBB	33.8	32.5	33.5	32.9	32.9
BB	2.7	2.6	2.5	2.5	2.7
<BB	1.7	1.4	1.3	1.1	1.2

Investment by Type:
Fixed maturity securities	67.4%	67.3%	67.1%	67.1%	66.9%
Residential mortgage-backed	7.3	7.1	6.7	6.4	6.2
Commercial mortgage-backed	6.0	6.6	6.7	6.9	6.9
Other asset-backed	6.4	6.4	6.6	6.8	7.1
Mortgage loans	8.0	8.0	8.3	8.2	8.6
Equity securities	1.4	1.5	1.5	1.5	1.6
Other	3.5	3.1	3.1	3.1	2.7

Agent Strength Totals:
Full time agents and agency managers:
8-state Farm Bureau Property & Casualty channel	1,117	1,126	1,119	1,141	1,126
7 life partner states (1)	677	675	667	654	656
	1,794	1,801	1,786	1,795	1,782

(1) Includes Greenfields Life Insurance Company agents in Colorado.

	Q1 2014	Q2 2014	Q3 2014	Q4 2014	Q1 2015
Equity Income (Loss), net of related income taxes		(Dollars in thousands)
Equity income (loss):
Low income housing tax credit partnerships	$(1,761)	$(1,669)	$(1,355)	$(1,626)	$(1,845)
Other equity method investments	181	550	1,109	1,301	(336)
	(1,580)	(1,119)	(246)	(325)	(2,181)
Income taxes:
Taxes on equity income (loss)	566	379	93	126	763
Investment tax credits	2,662	3,271	3,145	3,131	3,187
Equity income, net of related income taxes	$1,648	$2,531	$2,992	$2,932	$1,769